GREEN POWER ENTERPRISES, INC.

_____________ ___, 2007

Brasilinvest Group

Av Brig. Faria Lima

1485-19 Andar

Brasilinvest Plaza CEP 01452-002

Sao Paulo, Brazil

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Green Power Enterprises, Inc. (“GPE”) and continuing until the earlier of the consummation by GPE of a “Business Combination” (as described in GPE’s IPO prospectus) or GPE’s liquidation (the “Termination Date”), Brasilinvest Group shall make available to GPE certain office and secretarial services as may be required by GPE from time to time, situated at Av Brig. Faria Lima, 1485-19 Andar, Brasilinvest Plaza CEP 01452-002, Sao Paulo, Brazil. In exchange therefore, GPE shall pay Brasilinvest Group the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

GREEN POWER ENTERPRISES, INC.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

BRASILINVEST GROUP

By:
Name:
Title: